                                                                    EXHIBIT 10.1

                               TUT SYSTEMS, INC.

                          1992 STOCK PLAN, AS AMENDED


     1.   Purposes of the Plan.  The purposes of this Stock Plan are to attract
          --------------------
and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants of the Company and its Subsidiaries and to promote the success of the Company's business. Options granted under the Plan may be incentive stock options (as defined under Section 422 of the Code) or non-statutory stock options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code, as amended, and the regulations promulgated thereunder. Stock purchase rights may also be granted under the Plan.

     2.   Definitions.  As used herein, the following definitions shall apply:
          -----------

          (a)  "Administrator" means the Board or any of its Committees
                -------------
appointed pursuant to Section 4 of the Plan.

          (b)  "Board" means the Board of Directors of the Company.
                -----

          (c)  "Code" means the Internal Revenue Code of 1986, as amended.
                ----

          (d)  "Committee" means the Committee appointed by the Board of
                ---------
Directors in accordance with paragraph (a) of Section 4 of the Plan.

          (e)  "Common Stock" means the Common Stock of the Company.
                ------------

          (f)  "Company" means Tut Systems, Inc., a California corporation.
                -------

          (g)  "Consultant" means any person engaged by the Company or any
                ----------
Parent or Subsidiary to render consulting or advisory services and is compensated for such services, and any director of the Company whether compensated for such services or not provided that if and in the event the Company registers any class of any equity security pursuant to the Exchange Act, the term Consultant shall thereafter not include directors who are not compensated for their services or are paid only a director's fee by the Company.

          (h)  "Continuous Status as an Employee" means the absence of any
                --------------------------------
interruption or termination of the employment relationship by the Company or any Subsidiary. Continuous Status as an Employee shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Board, provided that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to

Company policy adopted from time to time; or (iv) in the case of transfers between locations of the Company or between the Company, its Subsidiaries or its successor.

          (i)  "Employee" means any person, including officers and directors,
                --------
employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

          (j)  "Exchange Act" means the Securities Exchange Act of 1934, as
                ------------
amended.

          (k)  "Fair Market Value" means, as of any date, the value of Common
                -----------------
Stock determined as follows:

               (i) If the Common Stock is listed on any established stock exchange or a national market system including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported, as quoted on such system or exchange or the exchange with the greatest volume of trading in Common Stock for the last market trading day prior to the time of determination) as reported in the Wall Street Journal or such other source as the Administrator deems reliable;

               (ii) If the Common Stock is quoted on the NASDAQ System (but not on the National Market System thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high and low asked prices for the Common Stock; or

               (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

          (l)  "Incentive Stock Option" means an Option intended to qualify as
                ----------------------
an incentive stock option within the meaning of Section 422 of the Code.

          (m)  "Nonstatutory Stock Option" means an Option not intended to
                -------------------------
qualify as an Incentive Stock Option.

          (n)  "Option" means a stock option granted pursuant to the Plan.
                ------

          (o)  "Optioned Stock" means the Common Stock subject to an Option.
                --------------

          (p)  "Optionee" means an Employee or Consultant who receives an
                --------
Option.

          (q)  "Parent" means a "parent corporation", whether now or hereafter
                ------
existing, as defined in Section 424(e) of the Code.

          (r)  "Plan" means this 1992 Stock Plan.
                ----

          (s)  "Restricted Stock" means shares of Common Stock acquired pursuant
                ----------------
to a grant of Stock Purchase Rights under Section 11 below.

          (t)  "Share" means a share of the Common Stock, as adjusted in
                -----
accordance with Section 13 of the Plan.

          (u)  "Stock Purchase Right" means a right to purchase Common Stock
                --------------------
pursuant to the Plan or the right to receive a bonus of Common Stock for past services.

          (v)  "Subsidiary" means a "subsidiary corporation", whether now or
                ----------
hereafter existing, as defined in Section 424(f) of the Code.

     3.   Stock Subject to the Plan.  Subject to the provisions of Section 13 of
          -------------------------
the Plan, the maximum aggregate number of shares which may be optioned and sold under the Plan is 5,750,000 shares of Common Stock. The shares may be authorized, but unissued, or reacquired Common Stock.

          If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

     4.   Administration of the Plan.
          --------------------------

          (a)  Procedure.
               ---------

               (i)    Administration With Respect to Directors and Officers.
                      -----------------------------------------------------
With respect to grants of Options or Stock Purchase Rights to Employees who are also officers or directors of the Company, the Plan shall be administered by (A) the Board if the Board may administer the Plan in compliance with Rule 16b-3 promulgated under the Exchange Act or any successor thereto ("Rule 16b-3") with respect to a plan intended to qualify thereunder as a discretionary plan, or (B) a Committee designated by the Board to administer the Plan, which Committee shall be constituted in such a manner as to permit the Plan to comply with Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan.

         (ii)  Multiple Administrative Bodies.  If permitted by Rule 16b-3, the
               ------------------------------
Plan may be administered by different bodies with respect to directors, non-director officers and Employees who are neither directors nor officers.

        (iii)  Administration With Respect to Consultants and Other Employees.
               --------------------------------------------------------------
With respect to grants of Options or Stock Purchase Rights to Employees or Consultants who are neither directors nor officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the legal requirements relating to the administration of incentive stock option plans, if any, of California corporate and securities laws and of the Code (the "Applicable Laws"). Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws.

          (b)  Powers of the Administrator.  Subject to the provisions of the
               ---------------------------
Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

               (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(k) of the Plan;

              (ii) to select the officers, Consultants and Employees to whom Options and Stock Purchase Rights may from time to time be granted hereunder;

             (iii) to determine whether and to what extent Options and Stock Purchase Rights or any combination thereof, are granted hereunder;

              (iv) to determine the number of shares of Common Stock to be covered by each such award granted hereunder;

               (v)  to approve forms of agreement for use under the Plan;

              (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, the share price and any restriction or limitation of any Option or other award and/or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator shall determine, in its sole discretion);

             (vii) to determine whether and under what circumstances an Option may be settled in cash under subsection 9(f) instead of Common Stock;

            (viii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted; and

               (ix) to determine the terms and restrictions applicable to Stock Purchase Rights and the Restricted Stock purchased by exercising such Stock Purchase Rights.

          (c)  Effect of Committee's Decision.  All decisions, determinations
               ------------------------------
and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options.

     5.   Eligibility.
          -----------

          (a) Nonstatutory Stock Options may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options.

          (b) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options.

          (c) For purposes of Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

          (d) The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his right or the Company's right to terminate his employment or consulting relationship at any time, with or without cause.

     6.   Term of Plan.  The Plan shall become effective upon the earlier to
          ------------
occur of its adoption by the Board of Directors or its approval by the shareholders of the Company as described in Section 19 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under
Section 15 of the Plan.

     7.   Term of Option.  The term of each Option shall be the term stated in
          --------------
the Option Agreement; provided, however, that in the case of an Incentive Stock Option or a Nonstatutory Stock Option, the term shall be no more than ten (10) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

     8.   Option Exercise Price and Consideration.
          ---------------------------------------

          (a) The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Administrator, but shall be subject to the following:

               (i)  In the case of an Incentive Stock Option

                         (A)  granted to an Employee who, at the time of the
grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                         (B)  granted to any Employee, the per Share exercise
price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

               (ii) In the case of a Nonstatutory Stock option granted to any person, the per Share exercise price shall be no less than 85% of the Fair Market Value per Share on the date of grant.

          (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash, (2) check, (3) promissory note, (4) other Shares which (x) in the case of Shares acquired upon exercise of an Option either have been owned by the Optionee for more than six months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (5) authorization from the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised, (6) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price, (7) delivery of an irrevocable subscription agreement for the Shares which irrevocably obligates the option holder to take and pay for the Shares not more than twelve months after the date of delivery of the subscription agreement, (8) any combination of the foregoing methods of payment, or (9) such other consideration and method of payment for the issuance of Shares to the extent permitted under Applicable Laws. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company (Section 315(b) of the California General Corporation law).

     9.   Exercise of Option.
          ------------------

          (a)  Procedure for Exercise; Rights as a Shareholder.  Any Option
               -----------------------------------------------
granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

               An Option may not be exercised for a fraction of a Share.

               An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 8(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 13 of the Plan.

               Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b)  Termination of Employment.  In the event of termination of an
               -------------------------
Optionee's consulting relationship or Continuous Status as an Employee with the Company (as the case may be), such Optionee may, but only within ninety (90) days (or such other period of time of not less than thirty (30) days as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option and not exceeding ninety (90) days) after the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise his Option to the extent that Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of such termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

          (c)  Disability of Optionee.  Notwithstanding the provisions of
               ----------------------
Section 9(b) above, in the event of termination of an Optionee's consulting relationship or Continuous Status as an Employee as a result of his disability, Optionee may, but only within twelve (12) months from the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. In the event that the disability for which the Optionee is terminated is not a total and permanent disability (as defined in Section 22(e)(3) of the Code), the Incentive Stock Option at issue will be treated as a Nonstatutory Stock Option on and after the ninety-first (91) day after such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

          (d)  Death of Optionee.  In the event of the death of an Optionee, the
               -----------------
Option may be exercised, at any time within twelve (12) months following the date of death (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee was entitled to exercise the Option at the date of death. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

          (e)  Rule 16b-3.  Options granted to persons subject to Section 16(b)
               ----------
of the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

          (f)  Buyout Provisions.  The Administrator may at any time offer to
               -----------------
buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

     10.  Non-Transferability of Options.  The Option may not be sold, pledged,
          ------------------------------
assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

     11.  Stock Purchase Rights.
          ---------------------

          (a)  Rights to Purchase.  Stock Purchase Rights may be issued either
               ------------------
alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid (which price shall not be less than 85% of the Fair Market Value of the Shares as of the date of the offer), and the time within which such person must accept such offer, which shall in no event exceed thirty (30) days from the date upon which the Administrator made the determination to grant the Stock Purchase Right. The offer shall be accepted by execution of a stock purchase agreement or stock bonus agreement in the form determined by the Administrator. Shares purchased pursuant to the grant of a Stock Purchase Right shall be referred to herein as "Restricted Stock."

          (b)  Repurchase Option.  Unless the Administrator determines
               -----------------
otherwise, the stock purchase agreement or stock bonus agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or disability). The purchase price for Shares repurchased pursuant to the stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at such rate as the Administrator may determine but in no event shall such repurchase option lapse at a rate less favorable to the holder than 20% per year.

          (c)  Other Provisions.  The stock purchase agreement or stock bonus
               ----------------
agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. In addition, the provisions of stock purchase agreements or stock bonus agreements need not be the same with respect to each purchaser.

          (d)  Rights as a Shareholder.  Once the Stock Purchase Right is
               -----------------------
exercised, the purchaser shall have the rights equivalent to those of a shareholder, and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 13 of the Plan.

     12.  Stock Withholding to Satisfy Withholding Tax Obligations.  At the
          --------------------------------------------------------
discretion of the Administrator, Optionees may satisfy withholding obligations as provided in this paragraph. When an Optionee incurs tax liability in connection with an Option or Stock Purchase Right, which tax liability is subject to tax withholding under applicable tax laws, and the Optionee is obligated to pay the Company an amount required to be withheld under applicable tax laws, the Optionee may satisfy the withholding tax obligation by electing to have the Company withhold from the Shares to be issued upon exercise of the Option, or the Shares to be issued in connection with the Stock Purchase Right, if any, that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date").

     All elections by an Optionee to have Shares withheld for this purpose shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

          (a)  the election must be made on or prior to the applicable Tax Date;

          (b) once made, the election shall be irrevocable as to the particular Shares of the Option or Stock Purchase Right as to which the election is made;

          (c) all elections shall be subject to the consent or disapproval of the Administrator; and

          (d) if the Optionee is subject to Rule 16b-3, the election must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

     In the event the election to have Shares withheld is made by an Optionee and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Optionee shall receive the full number of Shares with respect to which the Option or Stock Purchase Right is exercised but such Optionee shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

     13.  Adjustments Upon Changes in Capitalization or Merger.  Subject to any
          ----------------------------------------------------
required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

          In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify the Optionee at least fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, the Option will terminate immediately prior to the consummation of such proposed action.

     In the event of a merger of the Company with or into another corporation, the Option or Stock Purchase Right shall be assumed or an equivalent option or right shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation. If, in such event, the Option or Stock Purchase Right is not assumed or substituted, the Option or Stock Purchase Right shall terminate as of the date of the closing of the merger. For the purposes of this paragraph, the Option or Stock Purchase Right shall be considered assumed if, following the merger, the option or right confers the right to purchase, for each Share of Optioned Stock subject to the Option or Stock

Purchase Right immediately prior to the merger, the consideration (whether stock, cash, or other securities or property) received in the merger by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger was not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger.

     14.  Time of Granting Options.  The date of grant of an Option shall, for
          ------------------------
all purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Administrator. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

     15.  Amendment and Termination of the Plan.
          -------------------------------------

          (a)  Amendment and Termination.  The Board may at any time amend,
               -------------------------
alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act or with Section 422 of the Code (or any other applicable law or regulation, including the requirements of the NASDAQ or an established stock exchange), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

          (b)  Effect of Amendment or Termination.  Any such amendment or
               ----------------------------------
termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

     16.  Conditions Upon Issuance of Shares.  Shares shall not be issued
          ----------------------------------
pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

     17.  Reservation of Shares.  The Company, during the term of this Plan,
          ---------------------
will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

          The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     18.  Agreements.  Options and Stock Purchase Rights shall be evidenced by
          ----------
written agreements in such form as the Board shall approve from time to time.

     19.  Shareholder Approval.  Continuance of the Plan shall be subject to
          --------------------
approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law.

     20.  Information to Optionees and Purchasers.  The Company shall provide
          ---------------------------------------
to each Optionee and to each individual who acquired Shares pursuant to the Plan, during the period such Optionee or purchaser has one or more Options or Stock Purchase Rights outstanding, and, in the case of an individual who acquired Shares pursuant to the Plan, during the period such individual owns such Shares, copies of all annual reports and other information which are provided to all shareholders of the Company. The Company shall not be required to provide such information if the issuance of Options or Stock Purchase Rights is limited to key employees whose duties in connection with the Company assure their access to equivalent information.

                               TUT SYSTEMS, INC.

                         NOTICE OF STOCK OPTION GRANT

_______________________
_______________________
_______________________

     You have been granted an option to purchase Common Stock of Tut Systems, Inc. (the "Company") as follows:

     Grant Number                       __________________

     Date of Grant                      __________________

     Option Price Per Share             $
                                        ------------------

     Total Number of Shares Granted     __________________

     Total Price of Shares Granted      __________________

     Type of Option:               X  Incentive Stock Option
                                  ---
                                  ___ Nonstatutory Stock Option

     Term/Expiration Date:     _________________________

     Exercise Schedule:
     -----------------

          This Option may be exercised, in whole or in part, in accordance with the Vesting Schedule set out below.

 * Vesting Schedule:
   ----------------

          Date of Vesting               Number of Shares
          ---------------               ----------------



     Termination Period:
     ------------------


_____________________

* Vesting must occur at a rate of no less than 20% per year.

     Option may be exercised for 30 days after termination of employment or consulting relationship except as set out in Sections 6, 7 and 8 of the Stock Option Agreement (but in no event later than the Expiration Date).

     By your signature and the signature of the Company's representative below, you and the Company agree that this option is granted under and governed by the terms and conditions of the 1992 Stock Plan and the Incentive/Nonstatutory Stock Option Agreement, all of which are attached and made a part of this document.


OPTIONEE:                               TUT SYSTEMS, INC.


________________________________        By:_______________________________
Signature


________________________________        Title:____________________________
Print Name

                               TUT SYSTEMS, INC.

                            STOCK OPTION AGREEMENT


     1.   Grant of Option.  Tut Systems, Inc., a California corporation (the
          ---------------
"Company"), hereby grants to the Optionee named in the Notice of Grant (the "Optionee"), an option (the "Option") to purchase a total number of shares of Common Stock (the "Shares") set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price") subject to the terms, definitions and provisions of the 1992 Stock Plan, as amended (the "Plan") adopted by the Company, which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option.

          If designated an Incentive Stock Option, this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code.

     2.   Exercise of Option.  This Option shall be exercisable during its term
          ------------------
in accordance with the Exercise Schedule set out in the Notice of Grant and with the provisions of Section 9 of the Plan as follows:

          (i)  Right to Exercise.
               -----------------

                    (a) This Option may not be exercised for a fraction of a share.

                    (b) In the event of Optionee's death, disability or other termination of employment, the exercisability of the Option is governed by Sections 6, 7 and 8 below, subject to the limitation contained in subsection 2(i)(c).

                    (c) In no event may this Option be exercised after the date of expiration of the term of this Option as set forth in the Notice of Grant.

     (ii) Method of Exercise.  This Option shall be exercisable by written
          ------------------
notice (in the form attached as Exhibit 1) which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the Exercise Price. This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price.

          No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

     3.   Method of Payment. Payment of the Exercise Price shall be made by cash
          -----------------
or check.

     4.   Restrictions on Exercise.  This Option may not be exercised until such
          ------------------------
time as the Plan has been approved by the shareholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

     5.   Termination of Relationship. In the event of termination of Optionee's
          ---------------------------
consulting relationship or Continuous Status as an Employee, Optionee may, to the extent otherwise so entitled at the date of such termination (the "Termination Date"), exercise this Option during the Termination Period set out in the Notice of Grant. To the extent that Optionee was not entitled to exercise this Option at the date of such termination, or if Optionee does not exercise this Option within the time specified herein, the Option shall terminate.

     6.   Disability of Optionee.  Notwithstanding the provisions of Section 5
          ----------------------
above, in the event of termination of Optionee's Continuous Status as an Employee as a result of his disability, Optionee may, but only within twelve
(12) months from the date of termination of employment (but in no event later than the date of expiration of the term of this Option as set forth in Section 10 below), exercise the Option to the extent otherwise so entitled at the date of such termination. In the event that the disability for which the Optionee is terminated is not a total and permanent disability (as defined in Section 22(e)(3) of the Code), the Incentive Stock Option at issue will automatically be treated as a Nonstatutory Stock Option on and after the ninety-first (91) day after such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

     7.   Death of Optionee.  In the event of the death of Optionee, the Option
          -----------------
may be exercised at any time within twelve (12) months following the date of death (but in no event later than the date of expiration of the term of this Option as set forth in Section 9 below), by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee could exercise the Option at the date of death.

     8.   Non-Transferability of Option.  This Option may not be transferred in
          -----------------------------
any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by him. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     9.   Term of Option.  This Option may be exercised only within the term set
          --------------
out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option. The limitations set out in Section 8 of the Plan regarding Options designated as Incentive Stock Options granted to more than ten percent (10%) shareholders shall apply to this Option.

     10.  Tax Consequences.  Set forth below is a brief summary as of the date
          ----------------
of this Option of some of the federal and California tax consequences of exercise of this Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

          (i)   Exercise of ISO.  If this Option qualifies as an ISO, there will
                ---------------
be no regular federal income tax liability or California income tax liability upon the exercise of the Option, although the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price will be treated as an adjustment to the alternative minimum tax for federal tax purposes and may subject the Optionee to the alternative minimum tax in the year of exercise.

          (ii)  Exercise of Nonstatutory Stock Option.  If this Option does not
                -------------------------------------
qualify as an ISO, there may be a regular federal income tax liability and a California income tax liability upon the exercise of the Option. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price. If Optionee is an employee, the Company will be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

     (iii) Disposition of Shares.  In the case of an NSO, if Shares are held for
           ---------------------
at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal and California income tax purposes. In the case of an ISO, if Shares transferred pursuant to the Option are held for at least one year after exercise and are disposed of at least two years after the Date of Grant, any gain realized on disposition of the Shares will also be treated as long-term capital gain for federal and California income tax purposes. If Shares purchased under an ISO are disposed of within such one-year period or within two years after the Date of Grant, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price.

      (iv)  Notice of Disqualifying Disposition of ISO Shares.  If the Option
             -------------------------------------------------
granted to Optionee herein is an ISO, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (1) the date two years after the Date of Grant, or (2) the date one year after transfer of such Shares to the Optionee upon exercise of the ISO, the Optionee shall immediately notify the Company in writing of such disposition. Optionee agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by the Optionee from the early disposition by payment in cash or out of the current earnings paid to the Optionee.

     11.    Right of First Refusal.
            ----------------------

            (i)   Company's Right of First Refusal. The Company shall have a
                  --------------------------------
right of first refusal (the "Right of First Refusal") on the terms set forth in this Section 11 to purchase Shares which the Optionee proposes to sell, assign, transfer or otherwise dispose of.

       (ii) Definitions.  As used in this Section 11, any sale, assignment,
            -----------
transfer or other disposition of the Company's Shares by the Optionee is referred to as a "Transfer"; any Shares of the Company which the Optionee proposes to transfer are referred to as "Transfer Stock"; and the person to whom the Optionee proposes to Transfer any Shares is referred to as a "Transferee".

      (iii) Notice.  In the event the Optionee proposes to Transfer any Shares,
            ------
the Optionee shall deliver a "Notice of Proposed Transfer" to the Company. This Notice of Proposed Transfer shall set forth (i) the Optionee's bona fide intention to Transfer the Shares, (ii) the number of Shares the Optionee proposes to Transfer, (iii) the price and material terms and conditions on which the Optionee proposes to Transfer such Shares, and (iv) the name of the proposed Transferee.

       (iv) Election of Right of First Refusal.
            ----------------------------------

                  (a) The Company shall have the assignable Right of First Refusal to purchase all shares of Transfer Stock. In order to elect its Right of First Refusal hereunder, the Company shall deliver a written Company Notice of Election to the Optionee within fifteen (15) days after delivery to the Company of the Notice of Proposed Transfer. The Company Notice of Election shall specify the number of Shares of Transfer Stock that the Company elects to purchase. The Company shall pay for such shares of Transfer Stock within thirty (30) days after delivery to the Company of the Notice of Proposed Transfer.

                  (b) In the event the Company declines to exercise its Right of First Refusal as to some or all of the shares of Transfer Stock, the Company may assign its rights hereunder to an assignee of its choice. Any purchase made by such assignee shall be made within forth-five (45) days after delivery to the Company of the Notice of Proposed Transfer.

                  (c) All shares of Transfer Stock must be purchased for the price as is specified in the Notice of Proposed Transfer. If the terms of payment set forth in the Notice of Proposed Transfer provide that the Shares are to be Transferred for consideration other than cash, then the Company shall pay the fair market value for the Shares of Transfer Stock to be purchased, determined as provided in Section 11 hereof. At the option of the Company or its assignee, payment may be made in cash, by cancellation of any outstanding indebtedness owing by the Optionee to the Company or such assignee, or by a combination thereof.

            (v)   Determination of Fair Market Value.  The determination of fair
                  ----------------------------------
market value of any shares of Transfer Stock purchased by the Company shall be determined by the Board of Directors of the Company in good faith.

       (vi) Permitted Transfers.  Any Transfer Stock which is not purchased
            -------------------
pursuant to the Right of First Refusal may be Transferred by the Optionee to any person named in the Notice of Proposed Transfer. Such Transfer Stock must be sold at the price specified in the Notice of Proposed Transfer, and upon other terms and conditions not materially different than those specified in the Notice of Proposed Transfer. Any Transfer permitted under this Section 11 must be consummated within ninety (90) days after the date of delivery of the Notice of Proposed Transfer to the Company and the Purchasers.

      (vii) Exempt Transfers.  The provisions of this Agreement shall not apply
            ----------------
to a Transfer of shares of Transfer Stock by the Optionee to its estate, to ancestors, descendants or spouse, or any custodian or trustee for the account of the Optionee or its ancestors, descendants or spouse; provided that in each such case any such Transferee shall receive and hold the Transfer Stock subject to the provisions of this Agreement and there shall be no further Transfer of such Shares unless in accordance herewith.

     (viii) No Transfer on Corporate Books.  The Company shall not be required
            ------------------------------
(i) to transfer on its books any Shares which shall have been sold or transferred in violation of any of the provisions of this Agreement, or (ii) to treat as owner of such Shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such Shares shall have been so transferred.

       (ix) Termination.  The Rights of First Refusal under this Section 11
            -----------
shall not apply to and shall terminate immediately before the Company's Initial Public Registration.

                                   EXHIBIT 1
                                   ---------


                                EXERCISE NOTICE

Tut Systems, Inc.
2495 Estand Way
Pleasant Hill, CA 94523
Attention: Secretary

     1.   Exercise of Option.  Effective as of today, ___________, 19__, the
          ------------------
undersigned ("Optionee") hereby elects to exercise Optionee's option to purchase
              --------
_________ shares of the Common Stock (the "Shares") of Tut Systems, Inc. (the
                                           ------
"Company") under and pursuant to the Company's 1992 Stock Plan, as amended (the
--------
"Plan") and the [ ] Incentive [ ] Nonqualified Stock Option Agreement dated
 ----
________ (the "Option Agreement").
               ----------------

     2.   Representations of Optionee.  Optionee acknowledges that Optionee has
          ---------------------------
received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions. Optionee represents that Optionee is purchasing the Shares for Optionee's own account for investment and not with a view to, or for sale in connection with, a distribution of any of such Shares.

     3.   Compliance with Securities Laws. Optionee understands and acknowledges
          -------------------------------
that the Shares have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), and, notwithstanding any other provision of the Option
              --------
Agreement to the contrary, the exercise of any rights to purchase any Shares is expressly conditioned upon compliance with the 1933 Act, all applicable state securities laws and all applicable requirements of any stock exchange or over the counter market on which the Company's Common Stock may be listed or traded at the time of exercise and transfer. Optionee agrees to cooperate with the Company to ensure compliance with such laws.

     4.   Federal Restrictions on Transfer. Optionee understands that the Shares
          --------------------------------
have not been registered under the 1933 Act and therefore cannot be resold and must be held indefinitely unless they are registered under the 1933 Act or unless an exemption from such registration is available and that the certificate(s) representing the Shares may bear a legend to that effect. Optionee understands that the Company is under no obligation to register the Shares and that an exemption may not be available or may not permit Optionee to transfer Shares in the amounts or at the times proposed by Optionee. Specifically, Optionee has been advised that Rule 144 promulgated under the 1933 Act, which permits certain resales of unregistered securities, is not presently available with respect to the Shares and, in any event requires that the Shares be paid for and then be held for at least one year (and in some cases two years) before they may be resold under Rule 144.

     5.   Rights as Optionee.  Subject to the terms and conditions of this
          ------------------
Agreement, Optionee shall have all of the rights of a shareholder of the Company with respect to the Shares from and after the date that Optionee delivers full payment of the Exercise Price until such time as Optionee disposes of the Shares

     6.   Tax Consultation.  Optionee understands that Optionee may suffer
          ----------------
adverse tax consequences as a result of Optionee's purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

     7.   Restrictive Legends and Stop-Transfer Orders.
          --------------------------------------------

          (a)  Legends.  Optionee understands and agrees that the Company shall
               -------
cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by state or federal securities laws:

          THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

          THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER, RIGHTS OF REPURCHASE AND RIGHTS OF FIRST REFUSAL HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE STOCK OPTION AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHTS OF REPURCHASE ARE BINDING ON TRANSFEREES OF THESE SHARES.

          (b)  Stop-Transfer Notices.  Optionee agrees that, in order to ensure
               ---------------------
compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

          (c)  Refusal to Transfer.  The Company shall not be required (i) to
               -------------------
transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

     8.   Market Standoff Agreement. Optionee hereby agrees that if so requested
          -------------------------
by the Company or any representative of the underwriters in connection with any registration of the offering of any securities of the Company under the 1933 Act, Optionee shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period following the effective date of a registration statement of the Company filed under the 1933 Act; provided, however, that such restriction shall only apply to the first registration statement of the Company to become effective under the 1933 Act which include securities to be sold on behalf of the Company to the public in an underwritten public offering under the 1933 Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such 180-day period. Optionee agrees that this provision shall be binding upon any transferee receiving shares of the Company's securities.

     9.   Successors and Assigns.  The Company may assign any of its rights
          ----------------------
under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

     10.  Interpretation.  Any dispute regarding the interpretation of this
          --------------
Agreement shall be submitted by Optionee or by the Company forthwith to the Company's Board of Directors or the committee thereof that administers the Plan, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Board or committee shall be final and binding on the Company and on Optionee.

     11.  Governing Law; Severability.  This Agreement shall be governed by and
          ---------------------------
construed in accordance with the laws of the State of California excluding that body of law pertaining to conflicts of law. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

     12.  Notices.  Any notice required or permitted hereunder shall be given in
          -------
writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

     13.  Further Instruments.  The parties agree to execute such further
          -------------------
instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

     14.  Delivery of Payment.  Optionee herewith delivers to the Company the
          -------------------
full Exercise Price for the Shares.

     15.  Entire Agreement.  The Plan and Notice of Grant/Option Agreement are
          ----------------
incorporated herein by reference. This Agreement, the Plan and the Notice of Grant/Option Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and is governed by California law except for that body of law pertaining to conflict of laws.

Submitted by:                           Accepted by:

PURCHASER:                              TUT SYSTEMS, INC.


___________________________             By: __________________________
Signature

___________________________             Its: __________________________
Print Name


Address:                                       Address:
-------                                        -------

___________________________                    Tut Systems, Inc.
                                               2495 Estand Way
                                               Pleasant Hill, CA 94523
___________________________

                          RESTRICTED STOCK DOCUMENTS



21.  Form of Notice of Grant of Stock Purchase Right

22.  Form of Restricted Stock Purchase Agreement

23.  Form of Investment Representation Statement, with Attachment (Exhibit A)

24.  Form of Assignment Separate from Certificate (Exhibit B)

25.  Form of Joint Escrow Instructions (Exhibit C)

26.  Form of Consent of Spouse (Exhibit D)

27. Form of Election Under Section 83(b) of the Internal Revenue Code of 1986 (Exhibit E)

                               TUT SYSTEMS, INC.

                    NOTICE OF GRANT OF STOCK PURCHASE RIGHT


     Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Notice of Grant.

[Grantee's Name and Address]

     You have been granted the right to purchase Common Stock of the Company, subject to the Company's repurchase option and your ongoing Continuous Status as an Employee or Consultant (as described in the Plan and the attached Restricted Stock Purchase Agreement), as follows:

     Grant Number:                           __________________

     Date of Grant:                          __________________

     Price Per Share:                        $
                                             ------------------

     Total Number of Shares Subject
        to This Stock Purchase Right:        __________________

     Expiration Date:                        __________________


     YOU MUST EXERCISE THIS STOCK PURCHASE RIGHT BEFORE THE EXPIRATION DATE OR IT WILL TERMINATE AND YOU WILL HAVE NO FURTHER RIGHT TO PURCHASE THE SHARES. By your signature and the signature of the Company's representative below, you and the Company agree that this Stock Purchase Right is granted under and governed by the terms and conditions of the Tut Systems, Inc. 1992 Stock Plan, as amended, and the Restricted Stock Purchase Agreement, all of which are attached and made a part of this document. You further agree to execute the attached Restricted Stock Purchase Agreement as a condition to purchasing any shares under this Stock Purchase Right.

GRANTEE:                           TUT SYSTEMS, INC.


______________________             By:______________________
Signature


______________________             Title:___________________
Print Name

                       TUT SYSTEMS, INC. 1992 STOCK PLAN

                      RESTRICTED STOCK PURCHASE AGREEMENT


     Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Restricted Stock Purchase Agreement.

     WHEREAS the Purchaser named in the Notice of Grant (the "Purchaser"), is an employee or consultant of the Company, and the Purchaser's continued participation is considered by the Company to be important for the Company's continued growth; and

     WHEREAS in order to give the Purchaser an opportunity to acquire an equity interest in the Company as an incentive for the Purchaser to participate in the affairs of the Company, the Administrator has granted to the Purchaser stock purchase rights subject to the terms and conditions of the Plan and the Notice of Grant, which are incorporated herein by reference, and pursuant to this restricted stock purchase agreement (the "Agreement");

     NOW, THEREFORE, the parties agree as follows:

     1.   Sale of Stock.  The Company hereby agrees to sell to the Purchaser and
          -------------
the Purchaser hereby agrees to purchase shares of the Company's Common Stock (the "Shares") at the per share purchase price and as otherwise described in the Notice of Grant.

     2.   Payment of Purchase Price.  The purchase price for the Shares may be
          -------------------------
paid by delivery to the Company at the time of execution of this Agreement of cash, a check, or some combination thereof.

     3.   Purchaser's Representations.  Purchaser understands and acknowledges
          ---------------------------
that the Shares have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), and, notwithstanding any other provision of this Agreement to the contrary, the exercise of any rights to purchase any Shares is expressly conditioned upon compliance with the 1933 Act, all applicable state securities laws, and all applicable requirements of any stock exchange or over the counter market on which the Company's Common Stock may be listed or traded at the time of exercise and transfer. Purchaser agrees to cooperate with the Company to ensure compliance with such laws. Purchaser understands that the Company is under no obligation to register the Shares and that an exemption may not be available or may not permit Purchaser to transfer Shares in the amounts or at the times proposed by Purchaser. Concurrently with the execution hereof, Purchaser shall deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit A, and shall read the applicable rules of the Commissioner of Corporations attached to such Investment Representation Statement.

     4.   Option to Repurchase Unreleased Shares.
          --------------------------------------

          A.   Procedure.  In the event the Purchaser's Continuous Status as an
               ---------
Employee or Consultant terminates for any or no reason (including death or Disability) before all of the Shares are released from the Company's Repurchase Option for Unreleased Shares, the Company shall, upon the date of such termination (as reasonably fixed and determined by the Company) have an irrevocable, exclusive option for a period of one hundred fifty (150) days from such date to repurchase up to that number of shares which constitute Unreleased Shares (as defined in Section 5) (the "Option to Repurchase Unreleased Shares") at the original purchase price per share (the "Repurchase Price"). Said option shall be exercised by the Company by delivering written notice to the Purchaser or the Purchaser's executor (with a copy to the Escrow Holder) AND, at the Company's option, (i) by delivering to the Purchaser or the Purchaser's executor a check in the amount of the aggregate Repurchase Price, or (ii) by the Company canceling an amount of the Purchaser's indebtedness to the Company equal to the aggregate Repurchase Price, or (iii) by a combination of (i) and (ii) so that the combined payment and cancellation of indebtedness equals such aggregate Repurchase Price. Upon delivery of such notice and the payment of the aggregate Repurchase Price in any of the ways described above, the Company shall become the legal and beneficial owner of the Shares being repurchased and all rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer to its own name the number of Shares being repurchased by the Company.

          B.   Right to Assign Option.  Whenever the Company shall have the
               ----------------------
Option to Repurchase Unreleased Shares pursuant to this Section 4, the Company may designate and assign one or more employees, officers, directors or shareholders of the Company, or other persons or organizations, to exercise all or a part of the Company's Option to Repurchase Unreleased Shares under this Agreement and purchase all or a part of such Unreleased Shares; provided that if the Fair Market Value of the Shares to be repurchased on the date of such designation or assignment (the "Repurchase FMV") exceeds the aggregate Repurchase Price of such Unreleased Shares, then each such designee or assignee shall pay the Company cash equal to the difference between the Repurchase FMV and the aggregate Repurchase Price of such Unreleased Shares.

     5.   Release of Shares From Option to Repurchase Unreleased Shares.
          -------------------------------------------------------------

          A.   Release of Option.  ___________________ (_______) of the Shares
               -----------------
shall be released from the Company's Option to Repurchase Unreleased Shares ___________________________________ ___________, provided in each case that the
Purchaser's Continuous Status as an Employee or Consultant has not terminated prior to the date of any such release.

          B.   Definitions.  Any of the Shares which have not yet been released
               -----------
from the Company's Option to Repurchase Unreleased Shares are referred to herein as "Unreleased Shares." Shares which have been released from the Company's Option to Repurchase Unreleased Shares are referred to herein as "Vested Shares."

     6.   Right to Repurchase Vested Shares.
          ---------------------------------

          A.   Repurchase of Stock.  Upon the termination of Purchaser's
               -------------------
consulting relationship or Continuous Status as an Employee, the Company (or its assignee) shall have a right, but not an obligation, to repurchase any or all Vested Shares (as defined in Section 5 hereof) (the "Right to Repurchase Vested Shares"), which repurchase shall be at a price per share equal to the greater of (i) the fair market value (as determined in good faith by the affirmative vote of a majority of the Board of Directors of the Company not including the Purchaser if he or she is a director) of such shares as of the date that Purchaser's consulting relationship or Continuous Status as an Employee terminated or (ii) the purchase price paid by the Purchaser for such shares. In the event the Company exercises its Right to Repurchase Vested Shares, Purchaser agrees to sell to the Company or its assignee the Vested Shares with respect to which the Company has exercised said right, on the terms and conditions specified in this Section 6.

          B.   Escrow of Shares.  In order to facilitate the exercise of the
               ----------------
Right to Repurchase Vested Shares, the Company shall have the option, exercisable in its sole discretion, to require that the Vested Shares be held in escrow pursuant to Section 9 hereof.

          C.   Repurchase Procedure.  The Right to Repurchase Vested Shares
               --------------------
shall terminate if it (i) is not exercised by written notice from the Company (or its assignee) to Purchaser (or his or her executor, administrator or any person holding title to the Vested Shares pursuant to any permissible transfer under Section 8 hereof) within ninety (90) days after the date of the termination of Purchaser's consulting relationship or Continuous Status as an Employee. If the Company (or its assignee) exercises the Right to Repurchase Vested Shares, the escrow agent or the Purchaser (or his or her executor, administrator or any person holding title to the Shares pursuant to any permissible transfer under Section 8 hereof), as the case may be, shall immediately endorse and deliver to the Company the stock certificate(s) representing the Shares being repurchased. The Company shall then promptly pay the total repurchase price to the Purchaser (or his or her executor, administrator or any person holding title to the Shares pursuant to any permissible transfer under Section 8 hereof) in cash (by check), by canceling all or a portion of any indebtedness of the Purchaser then owing to the Company, or by any combination thereof.

          D.   Termination of Right to Repurchase Vested Shares.  The Right to
               ------------------------------------------------
Repurchase Vested Shares shall terminate as to any Shares 90 days after the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission or the acquisition of the Company by another entity by means of the merger or consolidation of the Company with or into another corporation in which the shareholders of the Company prior to such transaction own less than 50% of the voting securities of the surviving entity.

     7.   Company's Right of First Refusal.  Before any Shares held by Purchaser
          --------------------------------
or any transferee (either being sometimes referred to herein as the "Holder") may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section (the "Right of First Refusal").

          A.   Notice of Proposed Transfer.  The Holder of the Shares shall
               ---------------------------
deliver to the Company a written notice (the "Notice") stating: (i) the Holder's bona fide intention to sell or
         ---- ----
otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee ("Proposed Transferee"); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the bona fide cash price or
                                                      ---- ----
other consideration for which the Holder proposes to transfer the Shares (the "Offered Price"), and the Holder shall offer the Shares at the Offered Price to the Company or its assignee(s).

          B.   Exercise of Right of First Refusal.  At any time within thirty
               ----------------------------------
(30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (C) below.

          C.   Purchase Price.  The purchase price ("Purchase Price") for the
               --------------
Shares purchased by the Company or its assignee(s) under this Section shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

          D.   Payment.  Payment of the Purchase Price shall be made, at the
               -------
option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within 30 days after receipt of the Notice or in the manner and at the times set forth in the Notice.

          E.   Holder's Right to Transfer.  If all of the Shares proposed in the
               --------------------------
Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within 120 days after the date of the Notice, and provided further that any such sale or other transfer is effected in accordance with any applicable securities laws, and the Proposed Transferee agrees in writing that the provisions of this Section shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

          F.   Exception for Certain Family Transfers.  Anything to the contrary
               --------------------------------------
contained in this Section notwithstanding, the transfer of any or all of the Shares during the Purchaser's lifetime or on the Purchaser's death by will or intestacy to the Purchaser's immediate family or a trust for the benefit of the Purchaser's immediate family shall be exempt from the provisions of this Section. "Immediate Family" as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section, and there shall be no further transfer of such Shares except in accordance with the terms of this Section.

            G.   Termination of Right of First Refusal.  The Right of First
                 -------------------------------------
Refusal shall terminate as to any Shares on the day of the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission or the acquisition of the Company by another entity by means of the merger or consolidation of the Company with or into another corporation in which the shareholders of the Company prior to such transaction own less than 50% of the voting securities of the surviving entity.

     8.   Restriction on Transfer.  Except for the escrow described in Section 9
          -----------------------
or transfer of the Shares to the Company or its assignees contemplated by this Agreement, none of the Shares or any beneficial interest therein shall be transferred, encumbered or otherwise disposed of in any way until the release of such Shares from the Company's Option to Repurchase Unreleased Shares, Right to Repurchase Vested Shares and Right of First Refusal (the "Repurchase Options"), in accordance with the provisions of this Agreement, other than by will or the laws of descent and distribution.

     9.   Escrow of Shares.
          ----------------

            A.   Deposit of Shares.  To ensure the availability for delivery of
                 -----------------
the Purchaser's Shares upon repurchase by the Company pursuant to all or any of the Company's Repurchase Options, the Purchaser shall, upon execution of this Agreement, deliver and deposit with an escrow holder designated by the Company (the "Escrow Holder") the share certificates representing the Shares, together with the stock assignments duly endorsed in blank, attached hereto as Exhibits B-1, B-2 and B-3. The Shares and stock assignments shall be held by the Escrow Holder, pursuant to the Joint Escrow Instructions of the Company and Purchaser attached as Exhibit C hereto, until such time as the Company's Repurchase Options all expire. As a further condition to the Company's obligations under this Agreement, the spouse of Purchaser, if any, shall execute and deliver to the Company the Consent of Spouse attached hereto as Exhibit D.

            B.   No Liability.  The Escrow Holder shall not be liable for any
                 ------------
act it may do or omit to do with respect to holding the Shares in escrow and while acting in good faith and in the exercise of its judgment.

            C.   Transfer.  If the Company or any assignee exercises any of its
                 --------
Repurchase Options hereunder, the Escrow Holder, upon receipt of written notice of exercise of any of such rights, shall take all steps necessary to accomplish such transfer.

            D.   Termination of Escrow.  When the Repurchase Options have been
                 ---------------------
exercised or have all expired unexercised, upon Purchaser's request the Escrow Holder shall promptly cause a new certificate to be issued for such Shares and shall deliver such certificate to the Company or the Purchaser, as the case may be.

            E.   Rights as Shareholder.  Subject to the terms hereof, the
                 ---------------------
Purchaser shall have all the rights of a shareholder with respect to such Shares for so long as they are held in escrow pursuant to the terms hereof, including without limitation, the right to vote the Shares and receive any cash dividends declared thereon. If (A) from time to time during the term of any of the Company's Repurchase Options there is (i) any stock dividend, stock split or other change in the Shares or (ii) any merger or sale of all or substantially all of the assets or other acquisition of the Company, and (B) after giving effect to Sections 6.D. and 7.G. above, there remain Shares subject to this escrow ("Escrow Shares"), then any and all new, substituted or additional securities to which the Purchaser is entitled by reason of the Purchaser's ownership of the Escrow Shares shall be immediately subject to this escrow, deposited with the Escrow Holder and included thereafter as Escrow Shares for purposes of this Agreement and the Company's Repurchase Options.

     10.  Restrictive Legends and Stop-Transfer Orders.
          --------------------------------------------

          A.   Legends.  Purchaser understands and agrees that the Company shall
               -------
cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by state or federal securities laws:

          THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

          THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER, RIGHTS OF REPURCHASE AND RIGHTS OF FIRST REFUSAL HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE RESTRICTED STOCK AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHTS OF REPURCHASE ARE BINDING ON TRANSFEREES OF THESE SHARES.

          IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS
          SECURITY, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY
          CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES.

          Purchaser understands that transfer of the Shares may be restricted by
Section 260.141.11 of the Rules of the California Corporations Commissioner, a copy of which is attached to Exhibit A, the Investment Representation Statement.

          B.   Stop-Transfer Notices.  Purchaser agrees that, in order to ensure
               ---------------------
compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

          C.   Refusal to Transfer.  The Company shall not be required (i) to
               -------------------
transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

     11.  Market Standoff Agreement.  Purchaser hereby agrees that if so
          -------------------------
requested by the Company or any representative of the underwriters in connection with any registration of the offering of any securities of the Company under the 1933 Act, Purchaser shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period following the effective date of a registration statement of the Company filed under the 1933 Act; provided, however, that such restriction shall only apply to the first two registration statements of the Company to become effective under the 1933 Act which include securities to be sold on behalf of the Company to the public in an underwritten public offering under the 1933 Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such 180-day period.

     12.  Adjustment for Stock Split.  All references to the number of Shares,
          --------------------------
including Vested and Unreleased Shares, and the purchase price of the Shares, including Vested and Unreleased Shares, in this Agreement shall be appropriately adjusted to reflect any stock split, stock dividend or other change in the Shares which may be made by the Company after the date of this Agreement.

     13.  Tax Consequences.  The Purchaser has reviewed with the Purchaser's own
          ----------------
tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. The Purchaser is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Purchaser understands that the Purchaser (and not the Company) shall be responsible for the Purchaser's own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement. The Purchaser understands that Section 83 of the United States Internal Revenue Code of 1986, as amended (the "Code"), taxes as ordinary income the difference between the purchase price for the Shares and the Fair Market Value of the Shares as of the date any restrictions on the Shares lapse. In this context, "restriction" includes the right of the Company to buy back the Shares pursuant to its repurchase option. The Purchaser understands that the Purchaser may elect to be taxed at the time the Shares are purchased rather than when and as the Company's repurchase option expires by filing an election under Section 83(b) of the Code with the I.R.S. within 30 days from the date of purchase. The form for making this election is attached as Exhibit E hereto.

          THE PURCHASER ACKNOWLEDGES THAT IT IS THE PURCHASER'S SOLE RESPONSIBILITY AND NOT THE COMPANY'S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b), EVEN IF THE PURCHASER REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON THE PURCHASER'S BEHALF.

     14.  General Provisions.
          ------------------

          A.   Governing Laws.  This Agreement shall be governed by the laws
               --------------
of the State of California. This Agreement, subject to the terms and conditions of the Plan and the Notice of Grant, represents the entire agreement between the parties with respect to the purchase of Common Stock by the Purchaser. In the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Agreement, the terms and conditions of the Plan shall prevail. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Agreement.

          B.   Notices.  Any notice, demand or request required or permitted
               -------
to be given by either the Company or the Purchaser pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally or deposited in the U.S. or Canadian mail, First Class with postage prepaid, and addressed to the parties at the addresses of the parties set forth at the end of this Agreement or such other address as a party may request by notifying the other in writing.

          Any notice to the Escrow Holder shall be sent to the Company's address with a copy to the other party not sending the notice.

          C.   Assignment.  Subject to the terms of Section 4B. hereof, the
               ----------
rights and benefits of the Company under this Agreement shall be transferable to any one or more persons or entities, and all covenants and agreements hereunder shall inure to the benefit of, and be enforceable by the Company's successors and assigns. The rights and obligations of the Purchaser under this Agreement may only be assigned with the prior written consent of the Company and any transferee shall be bound by the Repurchase Options set forth herein.

          D.   Waivers.  Either party's failure to enforce any provision or
               -------
provisions of this Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party from thereafter enforcing each and every other provision of this Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party's right to assert all other legal remedies available to it under the circumstances.

          E.   Additional Documents.  The Purchaser agrees upon request to
               --------------------
execute any further documents or instruments necessary or desirable to carry out the purposes or intent of this Agreement.

          F.   No Employment Contract.  PURCHASER ACKNOWLEDGES AND AGREES THAT
               ----------------------
THE VESTING OF SHARES PURSUANT TO SECTION 5 HEREOF IS EARNED ONLY BY CONTINUING SERVICE AS AN EMPLOYEE OR CONSULTANT AT

THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED OR PURCHASING SHARES HEREUNDER). PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS AN EMPLOYEE OR CONSULTANT FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH PURCHASER'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE PURCHASER'S EMPLOYMENT OR CONSULTING RELATIONSHIP AT ANY TIME, WITH OR WITHOUT CAUSE.

     By Purchaser's signature below, Purchaser represents that he or she is familiar with the terms and provisions of the Plan, and hereby accepts this Agreement subject to all of the terms and provisions thereof. Purchaser has reviewed the Plan and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of this Agreement. Purchaser agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this



Agreement. Purchaser further agrees to notify the Company upon any change in the residence indicated in the Notice of Grant.


PURCHASER:                                TUT SYSTEMS, INC.


__________________________         By:_____________________________
Signature

______________________________     Title:____________________________
Print Name

                                   EXHIBIT A
                                   ---------

                      INVESTMENT REPRESENTATION STATEMENT

OPTIONEE :

COMPANY   :  TUT SYSTEMS, INC.

SECURITY  :  COMMON STOCK

AMOUNT    :

DATE      :


In connection with the purchase of the above-listed securities (the "Shares"), the undersigned Purchaser represents to the Company the following:

          (a) Purchaser is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Purchaser is acquiring the Shares for investment for Purchaser's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

          (b) Purchaser acknowledges and understands that the Shares constitute "restricted securities" under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Purchaser's
                                                ---- ----
investment intent as expressed herein. In this connection, Purchaser understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Purchaser's representation was predicated solely upon a present intention to hold the Shares for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Shares, or for a period of one year or any other fixed period in the future. Purchaser further understands that the Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Purchaser further acknowledges and understands that the Company is under no obligation to register the Shares. Purchaser understands that the certificate evidencing the Shares will be imprinted with a legend which prohibits the transfer of the Shares unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company, a legend prohibiting their transfer without the consent of the Commissioner of Corporations of the State of California and any other legend required under applicable state securities laws.

          (c) Purchaser is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of exercise of the Option by the Purchaser, such exercise will be exempt from registration under the Securities Act. In the event the Company later becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, one hundred eighty (180) days thereafter the securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including among other things: (1) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, and the amount of securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), if applicable.

     In the event that the Company does not qualify under Rule 701 at the time of the grant of the Shares, then the Shares may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires among other things: (1) the resale occurring not less than one year after the party has purchased, and made full payment for, within the meaning of Rule 144, the securities to be sold; and (2) in the case of an affiliate, or of a non-affiliate who has held the securities less than two years, (A) the availability of certain public information about the Company, (B) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934), and (C) the amount of securities being sold during any three month period not exceeding the specified limitations stated therein, if applicable.

          (d) Purchaser agrees, in connection with the Company's initial underwritten public offering of the Company's securities, (1) not to sell, make short sale of, loan, grant any options for the purchase of, or otherwise dispose of any shares of Common Stock of the Company held by Purchaser (other than those shares included in the registration) without the prior written consent of the Company or the underwriters managing such initial underwritten public offering of the Company's securities for one hundred eighty (180) days from the effective date of such registration, and (2) further agrees to execute any agreement reflecting (1) above as may be requested by the underwriters at the time of the public offering; provided however that the officers and directors of the Company
                 -------- -------
who own the stock of the Company also agree to such restrictions.

          (e) Purchaser further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Purchaser understands that no assurances can be given that any such other registration exemption will be available in such event.

          (f) Purchaser understands that the certificate evidencing the Shares will be imprinted with a legend which prohibits the transfer of the Shares without the consent of the Commissioner of Corporations of California. Purchaser has read the applicable Commissioner's Rules with respect to such restriction, a copy of which is attached.

                                   Signature of Purchaser:

                                   ____________________________
                                   Name:_______________________
                                   Date:_________________, 19__

                                 ATTACHMENT 1
             STATE OF CALIFORNIA - CALIFORNIA ADMINISTRATIVE CODE
             ----------------------------------------------------
        Title 10. Investment - Chapter 3. Commissioner of Corporations

     260.141.11:  Restriction on Transfer.  (a)  The issuer of any security upon
     ----------   -----------------------
which a restriction on transfer has been imposed pursuant to Sections 260.102.6,
260.141.10 or 260.534 shall cause a copy of this section to be delivered to each issue or transferee of such security at the time the certificate evidencing the security is delivered to the issuee or transferee.

     (b) It is unlawful for the holder of any such security to consummate a sale or transfer of such security, or any interest therein, without the prior written consent of the Commissioner (until this condition is removed pursuant to Section 260.141.12 of these rules), except:

          (1)  to the issuer;

          (2)  pursuant to the order or process of any court;

          (3) to any person described in Subdivision (i) of Section 25102 of the Code or Section 260.105.14 of these rules;

          (4) to the transferror's ancestors, descendants or spouse, or any custodian or trustee for the account of the transferrer or the transferror's ancestors, descendants, or spouse; or to a transferee by a trustee or custodian for the account of the transferee or the transferee's ancestors, descendants or spouse;

          (5)  to holders of securities of the same class of the same issuer;

          (6)  by way of gift or donation inter vivos or on death;

          (7) by or through a broker-dealer licensed under the Code (either acting as such or as a finder) to a resident of a foreign state, territory or country who is neither domiciled in this state to the knowledge of the broker-dealer, nor actually present in this state if the sale of such securities is not in violation of any securities law of the foreign state, territory or country concerned;

          (8) to a broker-dealer licensed under the Code in a principal transaction, or as an underwriter or member of an underwriting syndicate or selling group;

          (9) if the interest sold or transferred is a pledge or other lien given by the purchaser to the seller upon a sale of the security for which the Commissioner's written consent is obtained or under this rule not required;

          (10) by way of a sale qualified under Sections 25111, 25112, 25113 or 25121 of the Code, of the securities to be transferred, provided that no order under Section 25140 or subdivision (a) of Section 25143 is in effect with respect to such qualification;

          (11) by a corporation to a wholly owned subsidiary of such corporation, or by a wholly owned subsidiary of a corporation to such corporation;

          (12) by way of an exchange qualified under Section 25111, 25112 or 25113 of the Code, provided that no order under Section 25140 or subdivision (a) of Section 25143 is in effect with respect to such qualification;

          (13) between residents of foreign states, territories or countries who are neither domiciled nor actually present in this state;

          (14) to the State Controller pursuant to the Unclaimed Property Law or to the administrator of the unclaimed property law of another state; or

          (15) by the State Controller pursuant to the Unclaimed Property Law or by the administrator of the unclaimed property law of another state if, in either such case, such person (i) discloses to potential purchasers at the sale that transfer of the securities is restricted under this rule, (ii) delivers to each purchaser a copy of this rule, and (iii) advises the Commissioner of the name of each purchaser;

          (16) by a trustee to a successor trustee when such transfer does not involve a change in the beneficial ownership of the securities;

          (17) by way of an offer and sale of outstanding securities in an issuer transaction that is subject to the qualification requirement of
     Section 25110 of the Code but exempt from that qualification requirement by subdivision (f) of Section 25102;

provided that any such transfer is on the condition that any certificate evidencing the security issued to such transferee shall contain the legend required by this section.

     (c) The certificates representing all such securities subject to such a restriction on transfer, whether upon initial issuance or upon any transfer thereof, shall bear on their face a legend, prominently stamped or printed thereon in capital letters of not less than 10-point size, reading as follows:

          "IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES."

                                  EXHIBIT B-1
                                  -----------

                     ASSIGNMENT SEPARATE FROM CERTIFICATE


     FOR VALUE RECEIVED I, __________________________, hereby sell, assign and transfer unto _____________________________________________ (__________) shares of the Common Stock of Tut Systems, Inc. standing in my name on the books of said corporation represented by Certificate No. _____ herewith and do hereby irrevocably constitute and appoint _____________________________________ to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

     This Stock Assignment may be used only in accordance with the Restricted Stock Purchase Agreement between ________________________ and the undersigned dated ______________, 19__.


Dated: _______________, 19__


                                   Signature:______________________________




INSTRUCTIONS: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise its Option to Repurchase Unreleased Shares, Right to Repurchase Vested Shares and Right of First Refusal as set forth in Sections 4, 6 and 7 of the Agreement, without requiring additional signatures on the part of the Purchaser.

                                  EXHIBIT B-2
                                  -----------

                     ASSIGNMENT SEPARATE FROM CERTIFICATE



     FOR VALUE RECEIVED I, __________________________, hereby sell, assign and transfer unto ______________________________________________ (__________) shares of the Common Stock of Tut Systems, Inc. standing in my name on the books of said corporation represented by Certificate No. _____ herewith and do hereby irrevocably constitute and appoint _____________________________________________
to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

     This Stock Assignment may be used only in accordance with the Restricted Stock Purchase Agreement between ________________________ and the undersigned dated ______________, 19__.


Dated: _______________, 19__


                                   Signature:______________________________



INSTRUCTIONS: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise its Option to Repurchase Unreleased Shares, Right to Repurchase Vested Shares and Right of First Refusal as set forth in Sections 4, 6 and 7 of the Agreement, without requiring additional signatures on the part of the Purchaser.

                                  EXHIBIT B-3
                                  -----------

                     ASSIGNMENT SEPARATE FROM CERTIFICATE



     FOR VALUE RECEIVED I, __________________________, hereby sell, assign and transfer unto ___________________________________________________ (__________)
shares of the Common Stock of Tut Systems, Inc. standing in my name on the books of said corporation represented by Certificate No. _____ herewith and do hereby irrevocably constitute and appoint _____________________________________________
to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

     This Stock Assignment may be used only in accordance with the Restricted Stock Purchase Agreement between ________________________ and the undersigned dated ______________, 19__.


Dated: _______________, 19__


                              Signature:______________________________



INSTRUCTIONS: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise its Option to Repurchase Unreleased Shares, Right to Repurchase Vested Shares and Right of First Refusal as set forth in Sections 4, 6 and 7 of the Agreement, without requiring additional signatures on the part of the Purchaser.

                                   EXHIBIT C
                                   ---------

                           JOINT ESCROW INSTRUCTIONS
                           -------------------------


                                                                   _______, 19__

Chief Financial Officer
Tut Systems, Inc.
2495 Estand Way
Pleasant Hill, CA 94523


Dear __________________:

     As Escrow Agent for both Tut Systems, Inc., a California corporation (the "Company"), and the undersigned purchaser of stock of the Company (the "Purchaser"), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Restricted Stock Purchase Agreement ("Agreement") between the Company and the undersigned, in accordance with the following instructions:

     1. In the event the Company and/or any assignee of the Company (referred to collectively for convenience herein as the "Company") exercises the Company's Option to Repurchase Unreleased Shares, Right to Repurchase Vested Shares or Right of First Refusal (the "Repurchase Options") set forth in the Agreement, the Company shall give to Purchaser and you a written notice specifying the number of shares of stock to be purchased, the purchase price, and the time for a closing hereunder at the principal office of the Company. Purchaser and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

     2. At the closing, you are directed (a) to date the stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver same, together with the certificate evidencing the shares of stock to be transferred, to the Company or its assignee, against the simultaneous delivery to you of the purchase price (by cash, a check, or some combination thereof) for the number of shares of stock being purchased pursuant to the exercise of the Company's Repurchase Option.

     3. Purchaser irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares as defined in the Agreement. Purchaser does hereby irrevocably constitute and appoint you as Purchaser's attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated, including but not limited to the filing with any applicable state blue sky authority of any required applications for consent to, or notice of transfer of, the securities. Subject to the provisions of this paragraph 3, Purchaser shall exercise all rights and privileges of a shareholder of the Company while the stock is held by you.

     4. Within 90 days after termination of all of the Company's Repurchase Options, you will deliver to Purchaser a certificate or certificates representing the aggregate number of shares held or issued pursuant to the Agreement and not purchased by the Company or its assignees pursuant to exercise of any of the Company's Repurchase Options.

     5. If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Purchaser, you shall deliver all of the same to Purchaser and shall be discharged of all further obligations hereunder.

     6. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

     7. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Purchaser while acting in good faith, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

     8. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

     9. You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

     10. You shall not be liable for the outlawing of any rights under the Statute of Limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

     11. You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.

     12. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be an officer or agent of the Company or if you shall resign by written notice to each party. In the event of any such termination, the Company shall appoint a successor Escrow Agent.

     13. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

     14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

     15. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses or at such other addresses as a party may designate by ten days' advance written notice to each of the other parties hereto.


          COMPANY:                 Tut Systems, Inc.
                                   2495 Estand Way
                                   Pleasant Hill, CA 94523

          PURCHASER:               __________________

                                   __________________

                                   __________________

          ESCROW AGENT:            Chief Financial Officer
                                   Tut Systems, Inc.
                                   2495 Estand Way
                                   Pleasant Hill, CA 94523

     16. By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

     17. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

     18. These Joint Escrow Instructions shall be governed by, and construed and enforced in accordance with, the laws of the State of California.


                                        Very truly yours,

                                        TUT SYSTEMS, INC.


                                        By:    _________________________________

                                        Title: _________________________________


                                        PURCHASER:

                                        ________________________________________
                                                       (Signature)

                                        ________________________________________
                                                  (Typed or Printed Name)


ESCROW AGENT:


_______________________
Chief Financial Officer

                                   EXHIBIT D
                                   ---------

                               CONSENT OF SPOUSE
                               -----------------


     I, ____________________, spouse of ___________________, have read and approve the foregoing Agreement. In consideration of granting of the right to my spouse to purchase shares of Tut Systems Inc., as set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the Agreement insofar as I may have any rights in said Agreement or any shares issued pursuant thereto under the community property laws or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.

Dated: _______________, 19____


                                             ______________________________

                                   EXHIBIT E
                                   ---------

                         ELECTION UNDER SECTION 83(b)
                         ----------------------------
                     OF THE INTERNAL REVENUE CODE OF 1986
                     ------------------------------------

The undersigned taxpayer hereby elects, pursuant to the above-referenced Federal Tax Code, to include in taxpayer's gross income for the current taxable year, the amount of any compensation taxable to taxpayer in connection with his receipt of the property described below:


1. The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

     NAME            :      TAXPAYER:                SPOUSE:

     ADDRESS:        :

     IDENTIFICATION NO.:    TAXPAYER:                SPOUSE:

     TAXABLE YEAR:

2. The property with respect to which the election is made is described as follows: __________ shares (the "Shares") of the Common Stock of Tut Systems, Inc. (the "Company").

3.   The date on which the property was transferred is: ______________, 19__.

4.   The property is subject to the following restrictions:

     The Shares may be repurchased by the Company, or its assignee, on certain events. This right lapses with regard to a portion of the Shares based on the continued performance of services by the taxpayer over time.

5. The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is:

     $_______________.

6.   The amount (if any) paid for such property is:

     $_______________.

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned's receipt of the above-described property. The transferee of such property is the person performing the services in connection with the transfer of said property.

The undersigned understands that the foregoing election may not be revoked
--------------------------------------------------------------------------
except with the consent of the Commissioner.
-------------------------------------------

Dated:  _______________, 19__         ___________________________________

                                      _________________________, Taxpayer


The undersigned spouse of taxpayer joins in this election.


Dated:  _______________, 19__         ___________________________________
                                             Spouse of Taxpayer